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VANGUARD ADMIRAL(TM) TREASURY MONEY MARKET FUND
VANGUARD TREASURY MONEY MARKET FUND



SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2008


Important Changes to Vanguard Admiral Treasury Money Market Fund and Vanguard Treasury Money Market Fund

As of the close of business on March 9, 2009, Vanguard Admiral Treasury Money Market Fund and Vanguard Treasury Money Market Fund (the "Funds") will no longer accept additional investments from any financial advisor, intermediary or institutional accounts, including those of defined contribution plans. Furthermore, the Funds are no longer available as an investment option for defined contribution plans. The Funds will continue to accept additional investments for brokerage-linked accounts for a brief transition period.

The Funds are closed to new accounts and will remain closed until further notice. During the Funds' closed period, existing retail shareholders may continue to purchase, exchange, or redeem shares of the Funds online, by telephone, or by mail.

The Funds may modify these transaction policies at any time without prior notice to shareholders. You may call Vanguard for more detailed information about the Funds' transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447.







(C) 2009 The Vanguard Group, Inc. All rights reserved.
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